Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              5.1053%



        Excess Protection Level
          3 Month Average   6.01%
          April, 1999   5.15%
          March, 1999   6.77%
          February, 1999   6.10%


        Cash Yield                                  17.83%


        Investor Charge Offs                         5.23%


        Base Rate                                    7.45%


        Over 35 Day Delinquency                      4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,418,074,698.76